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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2002



                          INVERESK RESEARCH GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                               000-49765                             43-1955097
(State or Other Jurisdiction                    (Commission                          (IRS Employer
        of Formation)                           File Number)                     Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

On December 10, 2002, Inveresk Research Group, Inc. issued a press release announcing the appointment of Vanessa Chang as an independent member of its board of directors. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                  99   -    Press Release of Inveresk Research Group, Inc.,
                            dated December 10, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  December 10, 2002                     INVERESK RESEARCH GROUP, INC.


                                                  By:   /s/ D.J. Paul E. Cowan
                                                        -----------------------
                                                        D.J. Paul E. Cowan
                                                        Chief Financial Officer
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                                  EXHIBIT INDEX

      Exhibit No.
      -----------

         99     -    Press Release of Inveresk Research Group, Inc., dated
                     December 10, 2002